                                                                   Exhibit 10.19

                          STOCK RESTRICTION AGREEMENT

                  THIS STOCK RESTRICTION AGREEMENT (the "Agreement") made as of the 24th day of February, 1997 (the "Effective Date"), between Omnipoint Corporation, a Delaware corporation (the "Company"), and Kjell S. Andersson (the "Employee").

                  For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

                  1. Purchase of Shares. The Employee hereby subscribes for and,
                     ------------------
upon acceptance hereof, shall purchase, subject to the terms and conditions set forth in this Agreement, 60,000 shares (the "Shares") of common stock, $.01 par value, of the Company ("Common Stock"), at a purchase price per share equal to $18.125 ("the Purchase Price"). In consideration of the receipt by the Employee of the Shares, the Employee shall deliver to the Company a five-year Note in the principal amount of $1,087,500 bearing interest at the rate of 6.6% per annum (the "Note") payable to the Company. Principal and interest on the Note shall be due and payable upon the earlier of February 24, 2002, or the termination of Employee's employment. Upon receipt of the Note by the Company for the Shares, the Company shall cause to be issued to the Employee a certificate in the name of the Employee for the Shares. The Employee agrees that the Shares shall be subject to the Purchase Option (as defined below) set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 5 of this Agreement.

                  2. Purchase Option. Subject to the provisions of Paragraph 4,
                     ---------------
if the Employee ceases to be employed by the Company for any reason other than for cause pursuant to Section 4.2 of the Employment Agreement between the Employee and the Company dated February 24, 1997 (the "Employment Agreement"), the Company shall have the right and option to purchase (the "Purchase Option") from the Employee, for a sum of $18.125 per share (the "Option Price"), up to that percentage of the Shares as is set forth in the second column of the table set forth below opposite the period in which the Employee ceases to be so employed.


            If Cessation of Employment                 Percentage of Shares
            Occurs:                                Subject to Purchase Option
            ------                                 --------------------------

            Before the second anniversary                     66 2/3%
                of the Effective Date

            On or after the second anniversary                    50%
                of the Effective Date but before
                the third anniversary of the
                Effective Date



            On or after the third anniversary                 33 1/3%
                of the Effective Date but before
                the fourth anniversary of the
                Effective Date

            On or after the fourth anniversary                16 2/3%
                of the Effective Date but before
                the fifth anniversary of the
                Effective Date

            After the fifth anniversary of the
                Effective Date                                     0%

                  3.  Exercise of Purchase Option and Closing.
                      ---------------------------------------

                  (a) The Company, or its designee, shall exercise the Purchase Option granted to it by delivering or mailing to the Employee, in accordance with Section 11, written notice of exercise within 90 days after the termination of the employment of the Employee with the Company. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised within such 90-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 90-day period.

                  (b) Subject to the provisions of Paragraph 4, within 10 days after his receipt of the Company's or its designee's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Employee (or his estate) shall tender to the Company or its designee at its principal offices the certificate or certificates representing the Shares that the Company or its designee has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company or its designee. Upon its receipt of such Shares, the Company or its designee shall cancel such portion of the Employee's indebtedness under the Note that relates to the repurchased Shares at the aggregate Option Price for such shares.

                  (c) After the time at which any Shares are required to be delivered to the Company or its designee for transfer to the Company or its designee pursuant to subsection (b) above, the Company shall not pay any dividend to the Employee on account of such Shares or permit the Employee to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company or its designee as the owner of such Shares.

                  (d) The Company or its designee shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

                  4.  Termination of Employment.
                      -------------------------

                  (a) Notwithstanding other provisions of this Agreement, if the Employee is terminated without cause or leaves the Company for good reason, as such term is defined in Section 4.5 of the Employment Agreement (such day the Employee so terminates or leaves, the "Termination Date"), prior to the fifth anniversary of this employment with the Company, the Employee will be entitled to the following:

                      (i) If the Equity Value, as determined below, is less than $1,000,000 as of the Termination Date, and the Measurement Date, as defined below, is such Termination Date, notwithstanding the provisions of Section 2 above, the Employee will be entitled to the retain such number of shares remaining subject to the Purchase Option that together with the Owned Shares and the Sold Shares, each defined below, would have an Equity Value of $1,000,000, and the Company will repurchase the balance of the Shares in full settlement of the Note.

                      (ii) If the Equity Value is less than $1,000,000 as of the Termination Date, the Company may delay the Measurement Date for satisfying this requirement to any date it may fix on not less than ten (10) days written notice on or before the fifth anniversary of the commencement of Employee's employment. During such period, the Employee shall report to the Company any shares that he sells and the proceeds received for them. In the event that, as a result, (1) the Measurement Date is after the Company's exercise of its Purchase Option and (2) the Equity Value as of such date is less than $1,000,000, the Company shall, in its sole discretion and in full satisfaction of the Note, either (a) issue to the Employee the lesser of (i) a number of shares having a Fair Market Value equal to the difference or (ii) the number of shares repurchased by the Company under the Purchase Option or (b) deliver to the Employee cash for the amount of such difference.

                      (iii) If the Equity Value is greater than $1,000,000 as of the Termination Date, the Employee will surrender the Shares subject to the Purchase Option in full satisfaction of the Note.

                      (iv) The Company shall select a date on which the Equity Value of the Shares shall be determined, as set forth in this Section 4 (such date, the "Measurement Date"). The Company may not select a Measurement Date that is a date that is prior to the earlier of (A) the minimum holding period requirement for the Shares as set forth in Rule 144 of the Securities Act, as defined below (one year, effective April 29, 1997) or (B) the date on which a registration statement filed with the Securities and Exchange Commission is declared effective covering such number of Shares to which the Purchase Option no longer applies.

                      (v) The "Equity Value" will be determined by (a) multiplying the closing price of the Common Stock on the Nasdaq National Market (or any other market on which the shares trade) on the Measurement Date, or if the Measurement Date is not a date on which the Nasdaq National Market is open, the next such date (the "Fair Market Value"), by the number of shares of Common Stock (i) held by the Employee and not subject to the Purchase

Option or (ii) issuable to the Employee upon exercise of vested options as of the Measurement Date (all of such shares and options collectively, the "Owned Shares") and (b) adding the product to the sum of the proceeds received by the Employee from sales of shares of Common Stock (whether purchased directly or upon the exercise of options) from the Commencement Date through the Measurement Date (the "Sold Shares") and (c) subtracting cash amounts actually paid for shares acquired upon exercise of options or required to be paid for the exercise of vested unexercised options.

                  (b) If the Employee is terminated for cause, as defined in
Section 4.2 of the Employment Agreement, the Note plus accrued interest will be immediately due and payable. The Employee's obligation to repay the outstanding balance will be limited to the lesser of (i) the Option Price for the shares no longer subject to the Purchase Option, or (ii) the Fair Market Value at the time of termination of the Shares no longer subject to the Purchase Option that the Employee still holds plus the proceeds of any Sold Shares.

                  (c) Should the Employee resign from the Company without good reason, as defined in the Employment Agreement, prior to the first anniversary of the Effective Date, the Employee shall pay to the Company any remaining obligation under the Note should the Fair Market Value of the Shares remaining subject to the Purchase Option be less than the principal balance of the Note plus accrued interest, provided, however that the Employee's repayment obligation shall not exceed the Fair Market Value of 10,000 shares of Common Stock as of the date of the Employee's resignation without good reason. If the Employee resigns without good reason after the first anniversary of the Effective Date, the Shares remaining subject to the Purchase Option shall satisfy the Employee's repayment obligations under the Note.

                  (d) If the Employee is terminated without cause or leaves with good reason following a change of control of the Company, as defined below, or if, following a change of control of the Company that is not approved by the Board of Directors of the Company, the Employee either resigns with or without good reason or is terminated without cause, no Shares shall remain subject to the Purchase Option, and any outstanding amounts under the Note will be forgiven. A "change of control" shall be deemed to occur upon the first of the following events:

                      (i) any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities and such person has the ability to elect a majority of the members of the Company's Board of Directors, if such ownership is not in place on the date of grant;

                      (ii) any person becomes the beneficial owner, directly or indirectly, of securities of the Company sufficient to elect a majority of the members of the Board of Directors of the Company, provided that the Employee's responsibilities as an executive of the Company are materially adversely diminished by such change in control; or

                      (iii) the sale of all or substantially all the assets of the Company, or a merger, consolidation, or similar transaction of the Company in which the Company is not the surviving entity or in which the Company's stockholders immediately prior to such transaction hold less than 50% of the voting securities of the surviving entity.

                  A "change in control" shall not include either of the following events:

                      (i) a transaction, the sole purpose of which is to change the state of the Company's incorporation; or

                      (ii) a transaction, the result of which is to sell all or substantially all of the assets of the Company to another entity (the "surviving entity"); provided that the surviving entity is owned directly or indirectly by the Company's stockholders immediately following such transaction in substantially the same proportions as their ownership of the Company's voting capital stock immediately preceding such transaction.

                  (e) In addition, if the Omnipoint Technology Division ("OT") is sold and following such sale the Employee remains an employee of OT at the request of the Company, then no Shares shall remain subject to the Purchase Option, and any outstanding amounts under the Note will be forgiven.

                  (f) At the fifth anniversary, upon the Employee's receipt of the Special Bonus, as defined in the Employment Agreement, if the Employee is unable to sell Shares to pay federal and state income taxes on compensation arising due to the Special Bonuses due to limitations imposed under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended, if any, the Company shall make reasonable efforts to secure a loan for the Employee to pay such taxes.

                  5.  Restrictions on Transfer.
                      ------------------------

                  (a) The Employee shall not sell, assign, pledge or otherwise transfer (collectively, "transfer") the Shares or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, unless the Purchase Option has expired with respect to the Shares to be so transferred.

                  (b) The Company shall not be required:

                      (i) to transfer on its books any of the shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement; or

                      (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

                  (c) All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legend that may be required under federal or state securities laws:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

                  The Company shall remove the foregoing legend following the satisfaction of the registration requirements under the Securities Act or until such time as the Employee may sell the Shares pursuant to Rule 144(k) of the Securities Act without restriction.

                  In addition, 40,000 of the shares shall have affixed thereto legends in substantially the following form:

                  "The shares of stock represented by this certificate are subject to restrictions on transfer set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of this certificate (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Treasurer of the corporation."

                  The Company shall remove this legend upon the expiration of the Purchase Option with respect to the Shares.

                  6.  Investment Representations. The Employee represents,
                      --------------------------
warrants and covenants as follows:

                  (a) The Employee is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

                  (b) He has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

                  (c) He has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) He can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) He understands that:

                  (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act;

                  (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;

                  (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year (effective April 29, 1997) and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and

                  (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to the Shares and although the Company has no obligation or current intention to register the Shares under the Securities Act, the Company may choose to register the Shares in the future.

                  7.    Adjustments for Stock Splits, Stock Dividends, etc.
                        ---------------------------------------------------

                  (a) If from time to time during the term of this Agreement there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of his ownership of the Shares shall be immediately subject to the Purchase Option granted to the Company pursuant to Section 2 hereof, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares.

                  (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

                  8.    Severability. The invalidity or unenforceability of any
                        ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

                  9.    Waiver. Any provision contained in this Agreement may be
                        ------
waived, either generally or in any particular instance, by the Board of Directors of the Company.

                  10.   Binding Effect. This Agreement shall be binding upon and
                        --------------
inure to the benefit of the Company and the Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

                  11.   No Rights To Employment. Nothing contained in this
                        -----------------------
Agreement shall be construed as giving the Employee any right to be retained, in any position, as an employee of the Company.

                  12.   Notice. All notices required or permitted hereunder
                        ------
shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 11.

                  13.   Pronouns. Whenever the context may require, any pronouns
                        --------
used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  14.   Entire Agreement. This Agreement constitutes the entire
                        ----------------
agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

                  15.   Amendment. This Agreement may be amended or modified
                        ---------
only by a written instrument executed by both the Company and the Employee.

                  16.   Governing Law. This Agreement shall be construed,
                        -------------
interpreted and enforced in accordance with the laws of the State of Delaware.

                  17.   Confidentiality. The Employee agrees to keep all terms
                        ---------------
of this Agreement confidential unless otherwise agreed to by the Company.





                            [Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                  THE COMPANY:
                                  OMNIPOINT CORPORATION


                                  By: /s/ Douglas G. Smith
                                     ----------------------------------------
                                  Title: President and Chief Executive Officer
                                        --------------------------------------

                                  EMPLOYEE

                                   /s/ Kjell S. Andersson
                                  -------------------------------------------
                                  Kjell S. Andersson
                                  Address:
                                          -----------------------------------
                                  -------------------------------------------